Exhibit 99.1

News Release

Investor Contacts	Media Contacts
Office Depot	Office Depot
Rich Leland	Brian Levine
561 438 3796	561 438 2895
richard.leland@officedepot.com	brian.levine@officedepot.com

OfficeMax	OfficeMax
Mike Steele	Julie Treon
630 864 6826	630 864 6155
michaelsteele@officemax.com	julietreon@officemax.com

For Immediate Release: July 10, 2013

OFFICE DEPOT AND OFFICEMAX STOCKHOLDERS APPROVE MERGER OF EQUALS

Boca Raton, Fla. and Naperville, Ill. – Office Depot, Inc. (NYSE:ODP) and OfficeMax Incorporated (NYSE:OMX) today announced the preliminary results of their respective special meetings of stockholders held earlier this morning. OfficeMax stockholders voted to approve the merger and adopt the Agreement and Plan of Merger with Office Depot. Office Depot stockholders voted to approve the issuance of shares of Office Depot common stock to OfficeMax stockholders pursuant to the Agreement and Plan of Merger.

“We are very pleased with this endorsement of our proposed merger with Office Depot by our OfficeMax stockholders,” said Ravi Saligram, President and CEO of OfficeMax. “This is an important and historic milestone in bringing our two great companies together. With integration planning now well underway, we believe more than ever that the combined company will create a stronger, more innovative and efficient global provider better able to compete in today’s rapidly changing office solutions industry, creating long-term value and opportunity for our customers, our stockholders and our employees.”

“Our Office Depot shareholders today endorsed our collective efforts to create a combined company that will be a world-class provider of office products, services and solutions, with significantly improved financial strength and the ability to deliver better long-term operating performance,” said Neil Austrian, Chairman and CEO of Office Depot. “Our two companies remain optimistic that the closing will occur by the end of the calendar year 2013, subject to the receipt of regulatory approval and other customary closing conditions; and we continue to work cooperatively with the FTC as it conducts its review of the proposed combination.”

About OfficeMax

OfficeMax Incorporated (NYSE: OMX) is a leading provider of products, solutions and services for the workplace, whether for business or at home. The OfficeMax mission is simple: We provide workplace innovation that enables our customers to work better. The company provides office supplies and paper, print and document services, technology products and solutions, and furniture to businesses and consumers. OfficeMax consumers and business customers are served by approximately 29,000 associates through OfficeMax.com, OfficeMaxWorkplace.com, and Reliable.com; more than 900 stores in the U.S. and Mexico, and direct sales and catalogs. OfficeMax has been named one of the 2013 World’s Most Ethical Companies, and is the only company in the office supply industry to receive Ethics Inside® Certification by the Ethisphere Institute. To find the nearest OfficeMax, call 1-877-OFFICEMAX. For more information, visit www.officemax.com.

About Office Depot

Office Depot provides office supplies and services through 1,628 worldwide retail stores, a field sales force, top-rated catalogs and global e-commerce operations. Office Depot has annual sales of approximately $10.7 billion, employs about 38,000 associates and serves customers in 60 countries around the world.

Office Depot’s common stock is listed on the New York Stock Exchange under the symbol ODP. Additional press information can be found at: http://news.officedepot.com.

All trademarks, service marks and trade names of Office Depot, Inc. and OfficeMax Incorporated used herein are trademarks or registered trademarks of Office Depot, Inc. and OfficeMax Incorporated, respectively. Any other product or company names mentioned herein are the trademarks of their respective owners.

FORWARD-LOOKING STATEMENTS

Certain statements made in this document and other written or oral statements made by or on behalf of OfficeMax and Office Depot constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding both companies’ future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future. OfficeMax and Office Depot cannot guarantee that the macroeconomy will perform within the assumptions underlying their respective projected outlook; that their respective initiatives will be successfully executed and produce the results underlying their respective expectations, due to the uncertainties inherent in new initiatives, including customer acceptance, unexpected expenses or challenges, or slower-than-expected results from initiatives; or that their respective actual results will be consistent with the forward-looking statements and you should not place undue reliance on them. In addition, forward-looking statements could be affected by the following additional factors, among others, related to the business combination: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the failure to satisfy closing conditions; the ability to obtain regulatory approvals or third-party approvals for the transaction and the timing and conditions for such approvals; the risk that the synergies from the transaction may not be realized, may take longer to realize than expected, or may cost more to achieve than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the ability to successfully integrate the businesses; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; future regulatory or legislative actions that could adversely affect OfficeMax and Office Depot; and business plans of the customers and suppliers of OfficeMax and Office Depot. The forward-looking statements made herein are based on current expectations and speak only as of the date they are made. OfficeMax and Office Depot undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. Important factors regarding OfficeMax and Office Depot that may cause results to differ from expectations are included in the companies’ respective Annual Reports on Form 10-K for the year ended December 29, 2012, under 1A “Risk Factors”, and in the companies’ other filings with the SEC.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities in any jurisdiction in connection with the proposed merger of Office Depot with OfficeMax or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Office Depot has filed with the SEC a registration statement on Form S-4 that includes a definitive Joint Proxy Statement of Office Depot and OfficeMax that also constitutes a definitive prospectus of Office Depot. The registration statement was declared effective by the SEC on June 7, 2013. Office Depot and OfficeMax mailed the definitive Joint Proxy Statement/Prospectus to their respective shareholders in connection with the transaction on or about June 10, 2013. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OFFICE DEPOT, OFFICEMAX, THE TRANSACTION AND RELATED MATTERS. Investors and shareholders are able to obtain free copies of the definitive Joint Proxy Statement/Prospectus and other documents filed with the SEC by Office Depot and OfficeMax through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders are able to obtain free copies of the definitive Joint Proxy Statement/Prospectus and other documents filed by Office Depot with the SEC by contacting Office Depot Investor Relations at 6600 North Military Trail, Boca Raton, FL 33496 or by calling 561-438-7878, and are able to obtain free copies of the definitive Joint Proxy Statement/Prospectus and other documents filed by OfficeMax by contacting OfficeMax Investor Relations at 263 Shuman Blvd., Naperville, Illinois 60563 or by calling 630-864-6800.

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